Stock Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Stock Based Compensation

NOTE 11. — STOCK BASED COMPENSATION

Under the Company’s amended 2009 Equity Incentive Plan (“2009 Plan”), the Company may issue restricted stock awards and stock options to result in issuance of a maximum aggregate of 100,000,000 shares of Common Stock. Options awarded expire between five and 10 years from date of grant, or shorter term as fixed by the Board of Directors. On February 18, 2014, the Company executed the amendment to the 2009 Plan thereby increasing the number of shares that may be granted thereunder to 100,000,000.

In 2013, the Company granted a total of 8,003,874 stock options with vesting periods from three years to five years.

Stock Options

A summary of stock option activity for the year ended December 31, 2013, is presented below.

			Weighted-Average
	Shares		Remaining
	Underlying	Weighted-Average	Contractual Term
	Options	Exercise Price	(Years)
Stock Options
Outstanding at January 1, 2013	6,124,703	$0.37	3.5
Granted	8,003,874	$0.28	4.3
Exercised	-
Forfeited	(353,046)	$0.69
Outstanding as of December 31, 2013	13,775,531	$0.31	3.7

Expected to vest	13,775,531	$0.31	3.7
Exercisable at December 31, 2013	3,376,648	$0.37	2.7

The total intrinsic values of options outstanding and options exercisable were $0.9 million at December 31, 2013. The total intrinsic values realized by recipients on options exercised were $0 in 2013, $0 in 2012, and $0.2 million in 2011.

The Company recorded compensation expense relative to stock options in 2013, 2012 and 2011 of $1.1 million, $0.2 million and $1.3 million, respectively.

The fair values of stock options used in recording compensation expense are computed using the Black-Scholes option pricing model. The table below shows the weighted-average amounts for the assumptions used in the model for options awarded in each year under equity incentive plans.

	2013	2012	2011
Expected price volatility	77.9%	120.5%	103.7%
Risk free interest rate (U.S. treasury bonds)	0.5%	0.5%	0.8%
Expected annual dividend yield	-	-	-
Expected option term (years)	3.5	3.5	3.1
Grant date fair value per share	$0.23	$0.26	$0.34

Restricted Stock Awards (“RSA”)

In addition to stock options, our 2009 Plan allows for the grant of restricted stock awards, or RSA. We determine the fair value of RSAs based on the market price of our common stock on the date of grant. Compensation cost for RSAs is recognized on a straight-line basis over the vesting or service period and is net of forfeitures.

A summary of restricted stock activity for the year ended December 31, 2013, is presented below.

		Weighted-Average
		Grant Date Fair
	Shares	Value
Restricted Stock
Nonvested at January 1, 2013	2,676,724	$0.32
Granted	4,163,374	$0.26
Vested	(2,301,312)	$0.32
Forfeited	-
Nonvested as of December 31, 2013	4,538,786	$0.27

The Company recorded compensation expense relative to RSA’s in 2013, 2012 and 2011 of $0.9 million, $0.6 million and $1.2 million, respectively.

The total grant date fair value of RSA shares that vested during 2013 was approximately $0.5 million. As of December 31, 2013, there was approximately $1.2 million of total unrecognized compensation cost related to nonvested RSAs, with $0.9 million, and $0.3 million to be recognized during the years ended December 31, 2014 and 2015, respectively.